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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                -------------------------------
                            FORM 8-K
                -------------------------------

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                        October 29, 1997

                        PROFFITT'S, INC.
     (Exact name of registrant as specified in its charter)




           TENNESSEE                1-13113             62-0331040
         (State or other       (Commission File       (IRS Employer
         jurisdiction              Number)          Identification No.)
       of incorporation)

     3455 Highway 80 West
     Jackson, Mississippi                                 39209
      (Address of principal                            (Zip Code)
      executive offices)

       Registrant's telephone number, including area code:
                          (423) 983-7000


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Item 5.  Other Events.

     On October 29, 1997, Proffitt's, Inc. and Carson Pirie Scott & Co. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger Among Proffitt's, Inc., LaSalle Merger Corporation and Carson Pirie Scott & Co. dated October 29, 1997 (Exhibit 2); (ii) press release dated October 29, 1997 (Exhibit 99.1); and (iii) Analysts' Conference Call Script (Exhibit 99.2).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

2              Agreement and Plan of Merger Among Proffitt's,
               Inc., LaSalle Merger Corporation and Carson Pirie
               Scott & Co. dated October 29, 1997.

99.1           Press release dated October 29, 1997.

99.2           Analysts' Conference Call Script


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFFITT'S INC.



Date:  October 29, 1997                 /s/ R. Brad Martin
                                        _______________________
                                        R. Brad Martin
                                        (Printed)

                                        Chairman of the Board
                                        and Chief Executive
                                        Officer
                                        (Title)